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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                      THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 6, 1994
                                                          -------------

                                V.F. CORPORATION
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               (Exact name of registrant as specified in charter)



  Pennsylvania                       1-5256                      23-1180120
  ------------                       ------                      ----------
(State or other                   (Commission File             (IRS Employer
jurisdiction of                   Number)                      I.D. No.)
incorporation)


                  1047 North Park Road, Wyomissing, PA  19610
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                    (Address of principal executive offices)


      Registrant's telephone number, including area code:  (610) 378-1151
                                                           --------------

                                      N/A
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          (Former name or former address, if changed since last report)
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Item 5.   Other Events.

          With reference to the Registrant's Registration Statement No. 33-47329, which was filed with the Securities and Exchange Commission on April 21, 1992 pursuant to the Securities Act of 1933 (the "1933 Act") and Rule 415 thereunder and which was declared effective on April 28, 1992, the Registrant entered into an Underwriting Agreement dated April 30, 1992, with Goldman, Sachs & Co. and Pricing Agreement with Goldman, Sachs & Co. dated April 6, 1994 in regard to the Registrant's proposal to offer, sell and issue the 7.60% Notes due April 1, 2004 (the "Notes"), in an aggregate principal amount of $100,000,000. The Notes to be offered, sold and issued pursuant to the Underwriting and Pricing Agreements constitute the remainder of the debt securities covered by the aforesaid Registration Statement.

Item 7.   Financial Statements and Exhibits.

                   (c)     Exhibits.

                    1 Pricing Agreement dated April 6, 1994 among the Company, J.P. Morgan and Goldman, Sachs & Co.

                    4.1 Second Supplemental Indenture dated as of April 1, 1994 between the Company and the United States Trust Company of New York, as Trustee

                    4.2    Form of 7.60% Notes due April 1, 2004

                   12.1 Computation of ratio of earnings to fixed charges for V.F. Corporation.

                   12.2 Computation of ratio of earnings to fixed charges and preferred stock dividends for V.F. Corporation


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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                              V.F. CORPORATION
April 6, 1994
                                              By: /S/ Gerard G. Johnson
                                                  ---------------------
                                                  Gerard G. Johnson
                                                  Vice President - Finance and
                                                    Chief Financial Officer